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                                                                    Exhibit 10.6

                                                                  EXECUTION COPY

                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of June 20, 2001, among SENETEK, P.L.C., a corporation organized under the laws of England (the "Company"), SILVER CREEK INVESTMENTS, LTD., a British Virgin Islands company ("Silver Creek"), BOMOSEEN INVESTMENTS, LTD., a British Virgin Islands company ("Bomoseen"), ELSTREE HOLDINGS, LTD., a British Virgin Islands company ("Elstree"), DANDELION INVESTMENTS, LTD., a British Virgin Islands company ("Dandelion"), SCORPION HOLDINGS INC., a Delaware company ("Scorpion Holdings"), and WALLINGTON INVESTMENTS LIMITED, a British Virgin Islands company ("Wallington").

                                  WITNESSETH:

          WHEREAS, on April 14, 1999, Silver Creek, Bomoseen, Elstree and Dandelion were issued (i) Senior Notes due 2002 in an aggregate principal amount of $7,388,570 (collectively, the "Notes") and (ii) Warrants (as defined herein) by the Company;

          WHEREAS, as a condition to the issuance of the Warrants to Silver Creek, Bomoseen, Elstree and Dandelion, the Company agreed to provide certain registration rights pursuant to the terms of this Agreement;

          WHEREAS, as of the date hereof, Wallington has agreed to extend certain financial accommodations to the Company in connection with the financing of the working capital needs of the Company pursuant to the terms of a certain Revolving Credit Agreement between the Company and Wallington dated as of the date hereof (the "Credit Agreement");

          WHEREAS, as of the date hereof, as a condition to Wallington entering into the Credit Agreement, the Company, Silver Creek, Bomoseen, Elstree and Dandelion have amended the Securities Purchase Agreement pursuant to a First Amendment to Securities Purchase Agreement dated as of the date hereof (the "First Amendment") in order to, among other things, permit the Company to enter into the Credit Agreement and amend and restate the Notes and Warrants;

          WHEREAS, concurrently herewith, the Company and Scorpion Holdings shall execute the Investment Advice Agreement dated as of the date hereof (the "Advice Agreement"), in connection with investment advice provided to the Company by Scorpion Holdings;

          WHEREAS, in connection with the Advice Agreement and the Credit Agreement, Scorpion Holdings and Wallington shall, subject to certain terms and conditions, be issued Ordinary Shares (as defined herein); and

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          WHEREAS, the parties hereto desire to amend and restate this Agreement in order to add Scorpion Holdings and Wallington as parties to this Agreement and to set forth the registration rights of such parties and the obligations of the Company with respect thereto;

          NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Definitions. For purposes of this Agreement, capitalized terms used
          -----------
herein shall have the meanings set forth in the preambles hereto and in this
Section 1.

          1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          1.2 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          1.3 "Fee Shares" shall mean the number of Ordinary Shares issued or issuable to Scorpion Holdings (i) pursuant to Sections 2 and 3 of the Advice Agreement and (ii) pursuant to Section 2.6 of the Credit Agreement.

          1.4 "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

          1.5 "Holder" shall mean any holder of Registrable Securities; provided, however, that any Person who acquires any of the Registrable
-----------------
Securities in a distribution pursuant to a registration statement filed by the Company under the Securities Act or pursuant to a sale under Rule 144 under the Securities Act shall not be considered a Holder.

          1.6 "Initiating Holders" shall mean Holders representing (on a fully diluted basis) at least twenty percent (20%) of the total number of Registrable Securities.

          1.7 "Ordinary Shares" shall mean the ordinary shares, par value (5p) per share, of the Company which may be represented by American Depository Receipts, or, in the case of a conversion, reclassification or exchange of such Ordinary Shares, shares of the stock into or for which such Ordinary Shares shall be converted, reclassified or exchanged, and all provisions of this Agreement shall be applied appropriately thereto and to any stock resulting from any subsequent conversion, reclassification or exchange therefor.

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          1.8  "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          1.9 "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement with the Commission in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          1.10 "Registrable Securities" shall mean (i) the Warrant Shares, (ii) the Fee Shares, (iii) the Ordinary Shares issued upon conversion of any loan amounts (including, without limitation, interest) into Ordinary Shares pursuant to Section 2.6 of the Credit Agreement, and (iv) all Ordinary Shares now owned or issued on the date hereof to the Holders or hereafter issued by the Company to the Holders pursuant to a commitment existing on the date hereof; provided,
                                                                     --------
however, that the Ordinary Shares shall only be treated as Registrable
-------
Securities hereunder if and so long as they have not been sold pursuant to a registration statement under the Securities Act or those shares shall not have been sold pursuant to Rule 144 under the Securities Act or any similar or successor rule; and provided, further, that the Company shall not be required to
                    --------  -------
register Warrants. Registrable Securities shall not include any of the foregoing securities held by any Holder who is not an affiliate of the Company within the meaning of Rule 144 under the Securities Act and that may be sold pursuant to Rule 144(k) under the Securities Act.

          1.11 "Registration Expenses" shall mean all expenses incurred by the Company in compliance herewith, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and, in connection with a registration pursuant to Section 2 hereof, the reasonable fees and expenses (subject to documentation thereof) of one counsel for all Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

          1.12 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          1.13 "Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement dated as of April 14, 1999, as amended from time to time, among the Company, Silver Creek, Bomoseen, Elstree and Dandelion.

          1.14 "Selling Expenses" shall mean all underwriting discounts and commissions applicable to the sale of Registrable Securities.

          1.15 "Warrants" shall mean all the warrants issued pursuant to the Securities Purchase Agreement.

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          1.16 "Warrant Shares" shall mean the Ordinary Shares issued or issuable upon exercise of the Warrants, as such number of shares may be adjusted in accordance with the terms of the Warrants.

     2.   Requested Registration.
          ----------------------

          2.1  Request for Registration. At any time from and after the date
               ------------------------
hereof if the Company shall receive from Initiating Holders a written request that the Company effect a registration with respect to Registrable Securities the Company will:

               (a) promptly give written notice of the proposed registration to all other Holders; and

               (b) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the blue sky or other state securities laws requested by Initiating Holders and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within twenty-one (21) days after receipt of such written notice from the Company; provided, that the Company shall not be obligated to effect, or to take
         --------
any action to effect, any such registration pursuant to this Section 2 after the first such registration pursuant to this Section 2.1 has been declared or ordered effective.

          2.2  Additional Shares to be Included. The registration statement
               --------------------------------
filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.4 below, include (a) other securities of the Company (the "Additional Shares") which are held by (i) officers or directors of the Company who, by virtue of agreements with the Company, are entitled to include their securities in any such registration or (ii) other persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration (the "Other Stockholders"), and (b) securities of the Company being sold for the account of the Company.

          2.3  Underwriting.
               -------------

               (a) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the written notice to other Holders referred to in Section 2.1 above. The right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein and subject to the limitations provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

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               (b)  The Company shall (together with all Holders, officers, directors and Other Stockholders proposing to distribute their securities through such underwriting) negotiate and enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriter(s) shall be reasonably acceptable to the Company.

          2.4  Limitations on Shares to be Included. Notwithstanding any other
               ------------------------------------
provision of this Section 2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten in the registration requested pursuant to Section 2.1 hereof, first the Additional Shares shall be excluded from such
                       ------
registration to the extent so required by such limitation, second securities
                                                           -------
being sold for the account of the Company shall be excluded from such registration and, thereafter, if a limitation on the number of shares is still
                  ----------
required, the number of shares that may be included in the registration and underwriting shall be allocated among all Holders, including Initiating Holders, in proportion, as nearly practicable, to the respective amounts of Registrable Securities which they have requested to be included in such registration statement. If the Company or any Holder, officer, director or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of any such underwriting, such person may elect to withdraw such person's Registrable Securities or Additional Shares therefrom by written notice to the Company and the underwriter and the Initiating Holders. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. No Registrable Securities or Additional Shares excluded from such registration by reason of such underwriters' marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with this Section 2.4, the Company or underwriter or underwriters selected as provided above may round the number of Registrable Securities of any Holder which may be included in such registration to the nearest 100 shares.

     3.   Company Registration.
          ---------------------

          3.1  Piggy-Back Rights. If the Company shall determine to register
               -----------------
under the Securities Act any of its equity securities or securities convertible into equity securities either for its own account or the account of a security holder or holders exercising any demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on Form S-4 or S-8 (or any successor forms thereto), the Company will:

               (a) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

               (b) include in such registration (and, subject to Section 6.3(a), any related qualification under blue sky laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request or request, made by any Holder within twenty-one (21) days after receipt of the written notice from the Company described in clause (a) above, except as set forth in Section 3.3 below. Such written request may specify all or a part of a Holder's Registrable Securities.

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

          3.2  Underwriting. If the registration of which the Company gives
               ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). The right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any officers, directors or Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

          3.3  Limitations on Shares to be Included. Notwithstanding any other
               ------------------------------------
provision of this Section 3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation or elimination on the number of shares to be underwritten, the Company may (subject to the allocation priority set forth below) limit the number of or eliminate the Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated as follows: first, to the
                                                             -----
Company for securities being sold for its own account; second, the Registrable
                                                       ------
Securities which have been requested to be included by the Holders, pro rata based upon the aggregate number of Registrable Securities held by the respective Holders; and thereafter, the number of shares that may be included in the
             ----------
registration statement and underwriting shall be allocated among all officers, directors or Other Stockholders in each case in proportion, as nearly as practicable, to the respective amounts of Additional Shares which they had requested to be included in such registration at the time of filing the registration statement. If any Holder of Registrable Securities or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     4.   Registration on Form S-3. In addition to their rights set forth in
          ------------------------
Sections 2 and 3 above, if at any time (i) Initiating Holders request that the Company file a registration statement on Form S-3 (or any successor form thereto) for a public offering of all or any portion of the Registrable Securities held by such Initiating Holder or Holders (such request shall be in writing and shall state the number of Registrable Securities to be disposed of and, to the extent practicable, the intended methods of disposition of the Registrable Securities by such Initiating Holder or Holders), and (ii) the Company is a registrant entitled to use Form S-3 (or any successor form thereto) to register such securities, then the Company shall use its best efforts to register (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request) under the Securities Act on Form S-3 (or any successor form thereto), for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Securities specified in such notice. Registrations effected pursuant to this Section 4 shall not be counted as demands for registration or registrations effected pursuant to Section 2 or 3, respectively.

     5.   Expenses of Registration. All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to Sections 2, 3 or 4 of this Agreement shall be borne by the Company. Selling Expenses shall be borne pro rata by each Holder in accordance with the number of shares sold.

     6.   Registration Procedures.
          -----------------------

          6.1  Procedure. In the case of each registration effected by the
               ---------
Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof and will, at its expense:

               (a) use its best efforts to keep such registration effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and provided, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall, at the cost and expense of the Company, be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided, further, that applicable rules and regulations
                   -----------------
under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or
(z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information otherwise required to be included in such post-effective amendment covered by (y) and (z) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

               (b) Subject to the limitations set forth in Section 6.1 (a) hereof, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

               (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing (in which case each person entitled to sell under such registration statement will immediately suspend use of such registration statement until it is supplemented or amended as provided herein), and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

               (e) List all such Registrable Securities registered in such registration on each securities exchange or automated quotation system on which the Ordinary Shares of the Company are then listed;

               (f) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

               (g) The Company will give the Holders on whose behalf such Registrable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to review such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Holder such access to the Company's books, financial and other records, pertinent corporate documents and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company's financial statements, as shall be necessary, in the opinion of such Holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act, provided that such seller, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided;

               (h) Furnish to each selling Holder upon request a signed counterpart. addressed to each such selling Holder, of

                    (i) an opinion of counsel for the Company, dated the effective date of the registration statement in form reasonably acceptable to the Company and such counsel, and

                    (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants or other relevant authorities, covering such matters as are customarily covered in opinions of issuer's counsel and accountants' "comfort" letters delivered to underwriters in underwritten public offerings of securities;

               (i) Furnish to each selling Holder upon request a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering; and

               (j) Make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act.

          6.2  Holder Information. It shall be a condition precedent to the
               ------------------
obligations of the Company to take any action pursuant to this Agreement that the Holders proposing to register Registrable Securities shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and their intended method of distribution of such Registrable Securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

          6.3  Limitations on Obligations of the Company. Notwithstanding any
               -----------------------------------------
other provision in this Agreement to the contrary, the Company shall not be obligated to take any action:

               (a) pursuant to Sections 2, 3 or 4 of this Agreement (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process unless the Company is already subject to service in such jurisdiction, (B) in any non-U.S. jurisdiction in which the Company would be required to qualify as a foreign corporation eligible to do business in such jurisdiction, if the Company shall not then be so qualified in that jurisdiction or (C) in any non-U.S. jurisdiction that would subject the Company to taxation where it would not otherwise be subject to tax;

               (b) pursuant to Section 2 or 4 of this Agreement if the Company, within ten (10) days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to file a registration statement with the Commission within sixty (60) days of receipt of such request (other than a registration statement on Form S-8);

               (c) pursuant to Section 2 or 4 of this Agreement with respect to any request for registration made by Initiating Holders during the period starting with the date of filing of, and ending on the date ninety (90) days immediately following the effective date of, any registration statement pertaining to equity securities of the Company (other than a registration statement on Form S-8);

               (d) pursuant to Section 2 or 4 of this Agreement if the Company shall furnish to Holders requesting registration a certificate signed by the President or Chief Executive Officer of the Company (the "Certificate") stating that the negotiation or consummation of a transaction by the Company is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the registration statement of material information which the Company (in the good faith judgment of its Board of Directors) has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement would cause the registration statement to fail to comply with applicable disclosure requirements, in which case the Company's obligation hereunder to file a registration statement, pursue its effectiveness or maintain its effectiveness, shall be deferred for a period or periods not to exceed one hundred and eighty
(180) consecutive days in any 12month period; and the Company may suspend after providing a Certificate the use of any effective registration statement filed pursuant to Section 2, 3 or 4 of this Agreement during any period the Company's obligation to file a registration statement or to pursue or maintain its effectiveness would be deferred as provided herein; or

               (e) pursuant to Section 2 or 4 of this Agreement if the Holder requires an audit of the Company's financial statements in connection with the registration of the Registrable Securities other than any audit required by the Securities Act or any rules or regulations thereunder.

     7.   Indemnification.
          ---------------

          7.1  Indemnification by the Company. The Company will indemnify each
               ------------------------------
Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) made in reliance upon and based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

          7.2  Indemnification by the Holders. Each Holder will, if Registrable
               ------------------------------
Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company (other than such Holder) or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each person controlling such Holder or other stockholder, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the

Company, each of its directors and officers, each underwriter and control person, each other Holder and each of their officers, directors and partners and each person controlling such Holder or other stockholder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein.

          7.3  Notices of Claims, Procedures, etc. Each party entitled to
               ------------------------------------
indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's sole expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 unless such failure is prejudicial to the ability of Indemnifying Party to defend such claim or action. Notwithstanding the foregoing, such Indemnified Party shall have the right to employ its own counsel in any such litigation, proceeding or other action if (i) the employment of such counsel has been authorized by the Indemnifying Party, in its sole and absolute discretion, or (ii) the named parties in any such claims (including any impleaded parties) include any such Indemnified Party and the Indemnified Party and the Indemnifying Party shall have been advised in writing (in suitable detail) by counsel to the Indemnified Party either (A) that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, or (B) that there is a conflict of interest by virtue of the Indemnified Party and the Indemnifying Parties having common counsel, in any of which events, the legal fees and expenses of a single counsel for all Indemnified Parties with respect to each such claim, defense thereof, or counterclaims thereto shall be borne by Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall cooperate to the extent reasonably required and furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     8.   Information by Holder. Each Holder of Registrable Securities shall
          ---------------------
furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement and shall promptly advise the Company in writing of any material changes to such information while the registration is in effect.

     9.   Transfer or Assignment of Registration Rights. The rights to cause the
          ---------------------------------------------
Company to register securities granted by the Company under this Agreement may be transferred or assigned by a Holder to a transferee or assignee of any Registrable Securities, provided that the Company is given written notice at or prior to the time of said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes in writing the obligations of a Holder under this Agreement to the Company and other Holders in effect at the time of transfer under all effective agreements.

     10.  Exchange Act Compliance. The Company shall file the reports required
          -----------------------
to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rules or regulations hereunder adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     11.  Exercise of Warrants.
          --------------------

          (a) Notwithstanding anything in this Agreement to the contrary, no Holder shall be required to exercise its Warrant prior to the closing date of a registration in order for the Warrant Shares to be included in such registration.

          (b) The Company agrees to make promptly upon request, and at its expense, such state "blue sky" filings as it deems necessary or appropriate to effectuate the exercise of the Warrants. No exercise shall be effectuated until the necessary "blue sky" filings have been made; provided, however, that no Holder of a Warrant shall be deprived of any of its rights under this Agreement due to the Company's failure to timely make its "blue sky" filings and such Holder's rights to participate in any registration under this Agreement shall be deemed to be perfected from the date such Holder notifies the Company of its intention to exercise or convert all or a portion of its Warrants or Notes and to participate in such registration.

     12.  Liquidated Damages.
          ------------------

          (a) In the event that the Company fails to use best efforts to comply with any provision of Section 2, 3 or 4 hereof upon written request of a Holder, the Company shall within 45 days after the date of receipt by the Company of a demand from such Holder for payment (the "Payment Demand"), pay to such Holder as liquidated damages for its noncompliance an amount equal to the Current Market Price (as defined in subparagraph (b) below) multiplied by (x) the number of Ordinary Shares proposed to be sold pursuant to the registration or qualification in question or (y) in the case of a request in accordance with
Section 4 hereof for a shelf registration pursuant to Rule 415 under the Securities Act, such lesser number of Ordinary Shares as may be specified by the Initiating Holder(s) in such demand for payment; provided, however, that the
                                                 --------  -------
election of the Initiating Holder(s) to demand payment of liquidated damages hereunder with respect to less than all of the Ordinary Shares proposed to be sold pursuant to such shelf registration shall not prevent the Initiating Holder(s) from any subsequent exercise of registration rights under this Agreement with respect to the shares of Ordinary Shares for which payment was not demanded. Payment of such amount shall be made in immediately available funds. Upon payment to such Holder of such liquidated damages, such Holder shall assign to the Company the Registrable Securities proposed to be sold pursuant to the registration or qualification (or such lesser number of Ordinary Shares as specified in the Payment Demand) in question without any representation or warranty (other than that the Holder owns all of the right, title and interest in the Registrable Securities and has not taken any action which would impair its ownership of or right to transfer to the Company the Registrable Securities). If such liquidated damages are to be paid with respect to less than all of the Ordinary Shares issuable upon the exercise of a Warrant, the Company shall cancel the Warrants and issue in the name of, and deliver to, the Holder, pursuant to the terms of the Warrants, a new Warrant for the Ordinary Shares issuable upon the exercise of a Warrant, not required to be assigned to the Company pursuant to the provisions of the preceding sentence. The Company agrees that the amount of actual damages that would be sustained by the Holder of Warrants and/or the Ordinary Shares issuable upon the exercise thereof as a result of the failure of the Company to use its best efforts to comply with any provisions of Section 2, 3 or 4 hereof is not capable of ascertainment on any other basis.

          (b) "Current Market Price" shall mean (i) the average closing price per share of Ordinary Shares represented by American Depository Shares for the forty-five (45) consecutive trading days beginning on the Determination Date. "Determination Date" shall mean, with respect to a requested registration pursuant to Section 2 or 3 of this Agreement, the date which is forty-five (45) days after the date of such request, and with respect to a requested registration pursuant to Section 4 of this Agreement, the date which is thirty
(30) days after the date of such request. The closing price for each day shall be as reported in The Wall Street Journal or, if not reported therein, as reported in another newspaper of national circulation chosen by the Board of Directors of the Company, the average of the last reported sales price for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System, or, if such sales prices shall not be reported thereon, the average of the closing bid and asked prices so reported, or, if such bid and asked prices shall not be reported thereon, as the same shall be reported by the National Quotation Bureau Incorporated, or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc., selected by the Company or
(ii) if the Company shall no longer have a class of equity securities registered under the Securities Exchange Act of 1934, as amended, "Current Market Price" shall be determined as follows: first, by a nationally recognized investment
                                -----
banking firm selected by the holders of a majority of the Registrable Securities requested to be included in such registration, which determination shall be made within thirty (30) days after the delivery of the demand for payment, second, if
                                                                      ------
such determination shall not be satisfactory to the Company, as evidenced by a written objection by the Company to the holders of the Registrable Securities requested to be included in such registration, within ten (10) days of receipt by the Company of such determination, the Company shall be entitled to select a nationally recognized investment banking firm which shall make its own determination within thirty (30) days of its appointment, and if such determination shall differ by less than 10% from the determination of the nationally recognized investment banking firm selected by the holders of a majority of the Registrable Securities requested to be included in such registration, the Current Market Price shall be the average of such determinations and, third, if such determinations shall differ by 10% or more,
                    -----
such investment banking firms shall appoint a third nationally recognized investment banking firm which shall make its own determination within two weeks of its appointment, which determination shall be binding upon the Company and the holders of the Registrable Securities requested to be included in such registration. Any and all determinations made pursuant to this Section 12(b)(ii) shall be performed by an investment banking firm experienced in the conduct of corporate valuations and shall be based upon the fair market value of 100% of the Company on a consolidated basis if sold as a going concern, without giving effect to any discount for lack of liquidity of the Ordinary Shares or to the fact that the Ordinary Shares are privately held or that the Company has no class of equity securities registered under the Securities Exchange Act of 1934, as amended, or to any discount relating to, the right of any stockholder or warrant holder of the Company to receive payment pursuant to this Section 12. In addition, in making such determination, the investment banking firm shall take into account the valuations associated with recent public offerings of Ordinary Shares by companies engaged in businesses and with capital structures similar to the Company and such other matters as are relevant to the valuation of the Company.

     13.  No Conflict of Rights.
          ---------------------

          (a) The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights (including, but not limited to, priority rights) granted to the Holders in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants or modifies any existing agreement with respect to its securities to grant to the holder of its securities in connection with an incidental registration of such securities equal or higher priority to the rights granted to the Holders under Sections 2, 3 and 4 of this Agreement.

          (b) In addition, the Company hereby covenants and agrees to cause all of its stockholders to which it grants registration rights after the date hereof to acknowledge in writing the priorities and limitations of inclusion of securities set forth in this Agreement.

     14.  Benefits of Agreement; Successors and Assigns. This Agreement shall be
          ---------------------------------------------
binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, legal representatives and heirs. This Agreement does not create, and shall not be construed as creating any rights enforceable by any other Person.

     15.  Complete Agreement. This Agreement constitutes the complete
          ------------------
understanding among the parties with respect to its subject matter and supersedes all existing agreements and understandings, whether oral or written, among them. No alteration or modification of any provisions of this Agreement shall be valid unless made in writing and signed, on the one hand, by the Holders of a majority of the Registrable Securities then outstanding and, on the other, by the Company.

     16.  Section Headings. The section headings contained in this Agreement are
          ----------------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     17.  Notices. (a) All notices, offers, acceptances and other communications
          -------
required or permitted to be given or to otherwise be made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered by hand, first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, if to the Company, at 620 Airport Road, Napa, California, Attention:
Chief Executive Officer, and if to any Holder, at the address of such Holder as set forth in the stock transfer books of the Corporation.

          (b) All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Any party may change the address to which each such notice or communication shall be sent by giving written notice to the other parties of such new address in the manner provided herein for giving notice.

     18.  Governing Law. This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the laws of the State of New York without giving effect to the provisions, policies or principles (hereof respecting conflict or choice of laws.

     19.  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

     20.  Severability. Any provision of this Agreement which is determined to
          ------------
be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties have signed this Amended and Restated Registration Rights Agreement as of the date first set forth above.

                                  SENETEK PLC

                                  By: /s/ Frank J. Massino
                                      --------------------
                                   Name:  Frank J. Massino
                                   Title: President

                                  SILVER CREEK INVESTMENTS, LTD.


                                  By: /s/ Robert T. Tucker
                                     ---------------------
                                   Name:  Robert T. Tucker
                                   Title: Director

                                  BOMOSEEN INVESTMENTS, LTD.


                                  By: /s/ Robert T. Tucker
                                     ---------------------
                                   Name:  Robert T. Tucker
                                   Title: Director

                                  ELSTREE HOLDINGS, LTD.


                                  By: /s/ Robert T. Tucker
                                     ---------------------
                                   Name:  Robert T. Tucker
                                   Title: Attorney-in-Fact


                                 DANDELION INVESTMENTS, LTD.


                                  By: /s/ Robert T. Tucker
                                     ---------------------
                                   Name:  Robert T. Tucker
                                   Title: Attorney-in-Fact

                                 SCORPION HOLDINGS, INC.


                                  By: /s/ N. Brandolini
                                     ------------------
                                   Name:  N. Brandolini
                                   Title: CEO


                                 WALLINGTON INVESTMENTS LIMITED

                                  By: /s/ Nancy Main
                                     ---------------
                                   Name:  Nancy Main
                                   Title: Attorney-in-Fact